Amendment No. 2 to Supply Agreement

THIS AMENDMENT NO. 2 TO SUPPLY AGREEMENT (“Amendment”) is made and entered into as of 01 September, 2014 (the “Amendment Effective Date”) by and between BioMimetic Therapeutics, LLC, a Delaware limited liability company (“BMT”) and Luitpold Pharmaceuticals, Inc., a New York corporation (“Luitpold”).

RECITALS

1. Luitpold and BioMimetic Therapeutics, Inc., a Delaware corporation (“BMTI”) entered into a Supply Agreement dated as of January 4, 2008 (the “Supply Agreement”), as amended by Amendment No. 1 dated April 10, 2013. BMT is the successor by merger to BMTI.

2. Novartis has provided BMT with notice that it no longer intends to supply Product, as defined in Section 1.14 of the Supply Agreement, to BMT under the Novartis Agreement and BMT is in the process of retaining an alternative source of Product. In connection with retaining an alternative source, BMT will purchase [***] grams of Product from Novartis for use by BMT and Luitpold.

3. Luitpold has agreed to purchase [***] ([***]) grams of such Product (the “[***] Grams”) from BMT under the terms of the Supply Agreement and this Amendment, and at the same price which BMT is paying Novartis for such [***] Grams.

4. BMT and Luitpold now desire to amend the Supply Agreement as provided herein to provide for additional terms under which Luitpold will purchase the [***] Grams from BMT.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BMT and Luitpold hereby agree as follows:

AGREEMENT

1.    Definitions. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meaning ascribed thereto in the Supply Agreement.
2.    Purchase of [***] Grams and Purchase Price. Luitpold hereby agrees to purchase the [***] Grams from BMT. The purchase price of the [***] Grams will be [***] Dollars ($[***]) (the “Purchase Price”).

3.    Shipment of [***] Grams and Payment of Purchase Price. (a) [***] ([***]) grams of the [***] Grams (the “Delivered Product”) will be shipped directly by Novartis to Luitpold under the terms and conditions of Exhibit B, Section 1.1(d)(iii), to the Supply Agreement.

(b) The remaining [***] ([***]) grams of the [***] Grams (the “BMT Repurchase Product”) will be shipped by Novartis to BMT and will be stored by BMT for Luitpold in accordance with the terms of this Amendment No. 2.

(c) The Purchase Price will be paid by Luitpold to BMT within thirty (30) days following the delivery of the Delivered Product to Luitpold, and confirmation by BMT of receipt by it of the BMT Repurchase Product.
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

4.    Repurchase of BMT Repurchase Product. (a) BMT hereby agrees to repurchase the BMT Repurchase Product from Luitpold within thirty (30) days following BMT’s receipt of approval from the U.S. Food & Drug Administration of BMT’s Augment® Bone Graft product which is sufficient to allow BMT to market and sell Augment® Bone Graft in the United States for the indications requested by BMT (the “FDA Approval”). The purchase price for the BMT Repurchase Product will be [***] Dollars ($[***]) (“Repurchase Product Purchase Price”), which Repurchase Product Purchase Price will be payable to Luitpold by BMT within thirty (30) days following the date of the FDA Approval.

(b) BMT will have no obligation to purchase the BMT Repurchase Product from Luitpold, or pay the Repurchase Product Purchase Price to Luitpold, unless and until BMT has received the FDA Approval.

(c) If BMT has not received the FDA Approval by December 31, 2016, then BMT will have no further obligation to repurchase the BMT Repurchase Product from Luitpold or pay the Repurchase Product Purchase Price to Luitpold and BMT will promptly ship the BMT Repurchase Product to Luitpold, or its designee.

5. Option to Repurchase BMT Repurchase Product. Luitpold hereby grants BMT the option to purchase the BMT Repurchase Product from Luitpold at any time for a purchase price equal to the Repurchase Product Purchase Price (“Option”). BMT may exercise the Option at any time by written notice to Luitpold. If BMT exercises the Option, BMT will pay Luitpold the Repurchase Product Purchase Price within thirty (30) days following the exercise of the Option. The Option will expire at the time of shipment of the BMT Repurchase Product to Luitpold under Section 4(c) above.

6. Storage and Risk of Loss of BMT Repurchase Product. BMT will store the BMT Repurchase Product under the same conditions and using the same standard of care as BMT stores Product which it owns. Risk of loss of the BMT Repurchase Product will remain with BMT until such time as such BMT Repurchase Product is delivered to Luitpold under Section 4(c) above. In the event of (a) the loss or destruction of the BMT Repurchase Product prior to delivery to Luitpold, or (b) deterioration of the BMT Repurchase Product prior to delivery to Luitpold due to the failure of BMT to store the BMT Repurchase Product under the same conditions and using the same standard of care as BMT stores Product which it owns, such that the BMT Repurchase Product no longer complies with the specifications of the Product, then, and in either of such events, BMT will pay the Repurchase Product Purchase Price to Luitpold, or a prorated portion thereof in the event of a partial loss or destruction. Luitpold will have rights to accept or reject the BMT Repurchase Product per Section 3.2 of the Supply Agreement.

7. Title to BMT Repurchase Product. (a) Title to the BMT Repurchase Product will remain with Luitpold at all times unless and until BMT purchases the BMT Repurchase Product under Section 4 above.

(b) Luitpold represents and warrants that upon delivery to BMT it will own an undivided right, title and interest in the BMT Repurchase Product free and clear of any and all liens, encumbrances, pledges, security interests, claims, or rights of any third party except those of BMT set forth herein. Luitpold further represents and warrants that the BMT Repurchase Product will remain free and clear of any and all liens, encumbrances, pledges, security interests, claims, or rights of any third party except those of BMT set forth herein, at all times until the expiration of the Option.

(c) Luitpold covenants and agrees that it will not sell, convey or otherwise transfer any right in, or grant a security interest in, pledge or otherwise encumber, the BMT Repurchase Product in any way, or take any other action that would result in the representations of Section 7(b) being false or inaccurate.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

8. Applicability of Supply Agreement and this Amendment. (a) Except as expressly provided in this Amendment, the terms contained in the Supply Agreement will apply to the purchase of the [***] Grams by Luitpold from BMT in all respects and the [***] Grams will be consider “Product” under the Supply Agreement in all respects and for all purposes. Notwithstanding the foregoing, in the event of a conflict between the terms of this Amendment and the Supply Agreement, the terms of this Amendment will govern and control in all respects as to the [***] Grams.

(b) Luitpold and BMT agree that this Amendment does not apply to any Product purchased under the Supply Agreement except for the [***] Grams. Specifically, and without limiting the foregoing, Luitpold and BMT agree that the Purchase Price of the [***] Grams will not be used in calculating the purchase price of any other Product purchased by Luitpold under the Supply Agreement.

9. No Further Amendment. All other terms of the Supply Agreement remain in full force and effect and, as amended hereby, the Supply Agreement is hereby ratified and confirmed in all respects.

10. Counterparts. This Agreement shall become binding when any one or more counterparts hereof whether received in original or by PDF, individually or taken together, shall bear the signatures of each of the parties. This Agreement may be executed in any number of counterparts, each of which shall be deemed binding on the party on whose behalf it was executed, but all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the Effective Date.

BioMimetic Therapeutics, LLC By:___/s/ William L. Griffin______________ Name: ___William L. Griffin _____________ Title:____SVP & GM____________________ Date:___04 Sept. 2014___________________	Luitpold Pharmaceuticals, Inc. By:__/s/ Mary Jane Helenek______________ Name: Mary Jane Helenek Title: President and CEO Date:__Aug. 29, 2014____________________

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.